UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2014

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 11, 2014, Horizon Lines, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Matson Navigation Company, Inc. (“Matson”), a wholly-owned subsidiary of Matson, Inc., and Hogan Acquisition Inc., a wholly-owned subsidiary of Matson (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly-owned subsidiary of Matson.

At the effective time of the Merger (the “Effective Time”), (i) each issued and outstanding share of common stock of the Company, par value $0.01 per share (“Company Common Stock”) (other than shares of Company Common Stock held by dissenting stockholders or shares owned by the Company, Parent or Merger Sub) will be canceled and converted into the right to receive an amount in cash equal to $0.72, without interest (the “Merger Consideration”), and (ii) each outstanding warrant to acquire shares of Company Common Stock will be canceled and converted into the right to receive an amount in cash equal to the product of the Merger Consideration multiplied by the total number of shares of Company Common Stock subject to such warrant immediately prior to the Effective Time.

In addition, at the Effective Time, (i) each restricted stock unit with respect to shares of Company Common Stock, whether vested or unvested, will be converted into a vested right to receive an amount in cash equal to the Merger Consideration, (ii) each share of restricted stock of the Company will be converted into a vested right to receive an amount in cash equal to the Merger Consideration, and (iii) each outstanding option to acquire shares of Company Common Stock, whether or not then vested or exercisable, will be canceled and converted into the right to receive an amount in cash equal to the product of (x) the excess, if any, of the Merger Consideration over the per share exercise price of such option, multiplied by (y) the total number of shares of Company Common Stock subject to such option immediately prior to the Effective Time.

The respective Boards of Directors of the Company, Matson and Matson, Inc. have approved the Merger Agreement and the transactions contemplated thereby, and the Board of Directors of the Company (the “Company Board”) has declared advisable the Merger Agreement and the transactions contemplated thereby and recommended that the Company’s stockholders adopt the Merger Agreement.

The consummation of the Merger is subject to various customary closing conditions, including, among others, (i) the adoption of the Merger Agreement by holders of a majority of the outstanding shares of the Company Common Stock entitled to vote on the Merger, (ii) the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and (iii) the absence of a material adverse effect on the Company (excluding its Hawaii business). In addition, Matson’s obligation to consummate the Merger is also conditioned upon (x) the completion of the Company’s sale of its Hawaii business to The Pasha Group (see description below under “Contribution, Assumption and Purchase Agreement”), and (y) if any of the main engines of the Company’s vessels in the

Alaska trade lane are operating on ultra-low-sulfur fuel, the net adverse financial impact associated with such use being $15,000,000 or less for the period before closing. Consummation of the Merger is not subject to a financing condition.

In connection with the execution of the Merger Agreement and as an inducement to Matson to enter into the Merger Agreement, certain stockholders of the Company have entered into voting agreements with Matson, pursuant to which these stockholders have agreed to vote their shares of Company Common Stock in favor of the adoption of the Merger Agreement. As of the date of this report, these stockholders collectively own 41% of the outstanding shares of Company Common Stock. These stockholders also own warrants to acquire shares of Company Common Stock, although the warrants are not entitled to vote on the Merger unless and until they are exercised.

The Merger Agreement contains customary representations, warranties and covenants of the Company and Matson, including covenants to use reasonable best efforts to obtain any required regulatory and third party consents. Prior to the consummation of the Merger, the Company is subject to restrictions on its ability to solicit alternative acquisition proposals or to provide information to, or engage in discussion with, third parties regarding such proposals, except under limited circumstances to permit the Company Board to comply with its fiduciary duties.

The Merger Agreement contains certain termination rights for the Company and Matson, including in specified circumstances in connection with an alternative acquisition proposal that the Company Board has determined to be a superior proposal. In addition, each of the Company and Matson may terminate the Merger Agreement if the Company’s agreement with The Pasha Group regarding the sale of its Hawaii business has been terminated. Upon termination of the Merger Agreement under certain specified circumstance involving a superior proposal, the Company will be required to pay Matson a termination fee of $17,149,600 and reimburse Matson for its out-of-pocket expenses relating to the transaction.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Matson, Merger Sub or their affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of that agreement and as of the specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement and made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Merger Agreement and should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts at the time they were made or otherwise. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Contribution, Assumption and Purchase Agreement

In connection with the execution of the Merger Agreement, the Company also entered into a Contribution, Assumption and Purchase Agreement (the “Purchase Agreement”) with The Pasha Group and SR Holdings LLC, a wholly-owned subsidiary of The Pasha Group (together with The Pasha Group, “Pasha”). Pursuant to the Purchase Agreement, the Company has agreed to sell its Jones Act container shipping business serving the market of Hawaii from the continental United States (the “Hawaii Business”) to Pasha for a purchase price of $141,500,000, subject to certain adjustments (the “Sale”).

Consummation of the Sale is subject to various customary conditions, including, among others, (i) the expiration of the waiting period applicable to the Sale under the HSR Act, and (ii) the absence of a material adverse effect on the Hawaii Business. Each party’s obligation to consummate the Sale is also conditioned upon the conditions to the Merger being satisfied (or, if permissible, waived) and each of the Company and Matson having confirmed in writing that it is committed to complete the Merger. In addition, Pasha’s obligation to consummate the Sale is also conditioned upon the completion of certain activities relating to the separation of the Hawaii Business from the Company. Consummation of the Sale is not subject to approval by the Company’s stockholders and is not subject to a financing condition.

The Purchase Agreement contains customary termination rights for the Company and Pasha. In addition, each of the Company and Pasha may terminate the Purchase Agreement if the Merger Agreement is terminated. If the Purchase Agreement is terminated under certain specified circumstance under which clearance under the HSR Act is not obtained, Pasha will be required to pay the Company a termination fee of $30,000,000. If the Purchase Agreement is terminated as a result of the termination of the Merger Agreement and the Merger Agreement is terminated under circumstances where the Company is obligated to pay a termination fee to Matson, then the Company is also required to pay a termination fee of $4,950,400 to Pasha and reimburse Pasha for its out-of-pocket expenses relating to the transaction.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.2 to this report and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Pasha or their affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of that agreement and as of the specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the

Purchase Agreement and made for the purposes of allocating contractual risk among the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Purchase Agreement and should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts at the time they were made or otherwise. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Supplemental Indenture for Convertible Notes

In connection with the execution of the Merger Agreement, on November 11, 2014, the Company and U.S. Bank National Association, as trustee and collateral agent (the “Trustee”), entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”) to the indenture, dated as of October 5, 2011 (as amended, supplemented or modified, the “Convertible Notes Indenture”), governing the Company’s 6.00% Series A Convertible Senior Secured Notes (the “Convertible Notes”).

The Fifth Supplemental Indenture provides that, subject to the satisfaction and discharge of all secured debt that is senior to the Convertible Notes, immediately after the consummation of the Merger contemplated by the Merger Agreement, the Company will make an irrevocable deposit (the “Merger Deposit”) with the Trustee of an amount in cash that is sufficient to pay the principal of, premium (if any) and interest on the Convertible Notes on the scheduled due dates through and including its stated maturity. Upon receipt of the Merger Deposit, unless and until a default or event of default with respect to the payment of principal, premium (if any) or interest on the Convertible Notes occurs, certain covenants in the Convertible Notes Indenture will be suspended and neither the Company nor any of its subsidiaries will be obligated to comply with such covenants. The covenants subject to suspension, include, among others, covenants regarding the Company’s obligation to furnish annual and quarterly reports to the Trustee, covenants regarding restricted payments, covenants regarding restrictions on dividends and other distributions, incurrence of debt, incurrence of liens, affiliate transactions, and certain covenants regarding asset sales. The Trustee will use the Merger Deposit for payment of principal, premium (if any) and interest on the Notes pursuant to the terms of the Indenture.

The foregoing summary of the Fifth Supplemental Indenture and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fifth Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this report and is incorporated herein by reference.

SAFE HARBOR STATEMENT/FORWARD LOOKING STATEMENTS

This report may contain predictions, estimates and other information that constitute “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could,” “should,” “may,” and similar expressions or phrases identify forward-looking statements. These statements include, but are not limited to, any statement about the expected timing, completion and effects of the proposed merger between the Company and Matson or the proposed sale of the Company’s Hawaii business to Pasha.

All forward-looking statements involve risks and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the agreements with Matson or Pasha; the risk that our stockholders may not adopt the merger agreement; the risk that the necessary regulatory approvals for the merger or the sale of the Hawaii business may not be obtained or may be obtained subject to conditions that are not anticipated; risks that either Matson or Pasha may not have sufficient funds to consummate their respective transactions with us; risks that our business may suffer as a result of uncertainties surrounding the proposed transactions; litigation or other legal proceedings relating to the proposed transactions or our plans; unexpected costs, charges or expenses resulting from the proposed transactions; response by activist shareholders to the proposed transactions; risks related to the disruption of management time from ongoing business operations due to the proposed transactions; the effect of the announcement of the proposed transactions and our plans, including impact on the Company’s relationships with customers, suppliers, regulators, and employees; other risks to the consummation of the transaction, including the risk that the transactions will not be consummated within the expected time period or at all; operational and other complications that may arise affecting the implementation of our plans and business objectives; unfavorable economic conditions in the markets we serve; changes in laws or regulations; and other risks and uncertainties described in the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 22, 2013, as filed with the SEC on March 21, 2014.

The factors described above are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences or effects. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, even if experience or future developments make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law.

Additional Information and Where to Find It

In connection with the Merger, the Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) and mail it to its stockholders. Stockholders of the Company are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about the Company, Matson, the proposed Merger and related matters. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER. The proxy statement and other relevant materials relating to the proposed Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://www.horizonlines.com) or by writing to the Company’s Secretary at 2550 West Tyvola Road, Suite 530, Coliseum 3, Charlotte, NC 28217.

Participants in the Solicitation

This report is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of the Company. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 15, 2014, and the Annual Report on Form 10-K for the fiscal year ended December 22, 2013. Additional information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of November 11, 2014, by and among Matson Navigation Company, Inc., Hogan Acquisition Inc. and Horizon Lines, Inc.

2.2*	Contribution, Assumption and Purchase Agreement, dated as of November 11, 2014, by and among The Pasha Group, SR Holdings LLC, Horizon Lines, Inc. and Sunrise Operations LLC.

4.1	Fifth Supplemental Indenture, dated November 11, 2014, by and between the Company and U.S. Bank National Association, as trustee, relating to the Company’s 6.00% Series A Convertible Senior Secured Notes due 2017.

*	This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
Date: November 13, 2014	By:	/s/ Michael T. Avara
Michael T. Avara
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 11, 2014, by and among Matson Navigation Company, Inc., Hogan Acquisition Inc. and Horizon Lines, Inc.

2.2*	Contribution, Assumption and Purchase Agreement, dated as of November 11, 2014, by and among The Pasha Group, SR Holdings LLC, Horizon Lines, Inc. and Sunrise Operations LLC.

4.1	Fifth Supplemental Indenture, dated November 11, 2014, by and between the Company and U.S. Bank National Association, as trustee, relating to the Company’s 6.00% Series A Convertible Senior Secured Notes due 2017.

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